UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

          Date of Report (Date of earliest reported): February 6, 2006

                          STRONGHOLD TECHNOLOGIES, INC.
               (Exact name of registrant as specified in charter)

            Nevada                   333-54822              22-3762832
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(State or Other Jurisdiction  (Commission File Number)    (IRS Employer
     of Incorporation or                                Identification No.)
        Organization)
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                     106 Allen Road, Basking Ridge, NJ 07920
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (908) 903-1195

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR

      On February 6, 2006, Stronghold Technologies, Inc. (the "Company") and Christopher Carey, the Company's Chief Executive Officer, entered into an Agreement of Settlement (the "Agreement") pursuant to which Mr. Carey waived all rights to his accrued salary in the amount of $931,369 and in consideration for the issuance of 21,428,571 shares of common stock and 10,000 shares of Series C Preferred Stock (the "Series C Stock").

      The Series C Stock has a stated value of $78.14 per share (the "Stated Value"). Each share of Series C Stock is convertible into shares of common stock determined by dividing the Stated Value of such share by the closing bid price on the day immediately before such conversion. The Series C Stock is convertible at the option of the holder and will be automatically converted into common stock upon receipt of financing (the "Financing") from New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. or AJW Partners, LLC (collectively, the "Investors"). Upon receipt of financing from the Investors, the number of shares of Series C Stock multiplied by the Stated Value equal to the gross proceeds of the Financing shall be automatically converted into shares of common stock of the Company. On March 17, 2006, the Company received financing from the Investors in the amount of $250,000. Accordingly, Mr. Carey converted 3,199 Series C Stock into 12,500,000 shares of common stock.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.         Description
3.1                 Certificate of Designation of Series C Preferred Stock

10.1 Agreement of Settlement dated February 6, 2006 by and between Christopher Carey and Stronghold Technologies, inc.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            STRONGHOLD TECHNOLOGIES, INC.



Date: April 3, 2006                         By:/s/Christopher Carey
                                               --------------------
                                            Name: Christopher Carey
                                            Title: CEO